EXHIBIT 10.1


                    STOCK AND WARRANT PURCHASE AGREEMENT


Among:  THE PERSONS LISTED IN EXHIBIT A                 Each a "Buyer" and
                                                                -----
                                                 collectively the "Buyers"
                                                                   ------

And:    GOLDMAN, SACHS & CO.,
        a New York limited partnership                            "Seller"
                                                                   ------

And:    A-FEM MEDICAL CORPORATION,
        a Nevada corporation                                     "Company"
                                                                  -------

Dated:  October 29, 2004 (the "Agreement Date")
                               --------------


                                   BACKGROUND

          This Stock and Warrant Purchase Agreement (this "Agreement") sets forth the terms under which Buyers will purchase Seller's entire equity interest in Company and related transactions will be documented and consummated.

                                   AGREEMENT

     1.     Purchase, Sale and Assignment. Buyers severally and not jointly
            ------------------------------
hereby purchase and Seller hereby sells 7,492,135 shares (the "Shares") of
                                                               ------
Series A Preferred Stock of Company (the "Series A Stock") and Sherbrooke
                                          --------------
Partners, LLC, a Delaware limited liability company ("Sherbrooke"), Mark
                                                      ----------
Capital, LLC, a Delaware limited liability company ("Mark Capital"), and CGA
                                                     ------------
Resources Inc., LLC ("CGA") severally and not jointly hereby purchase and Seller
                      ---
hereby sells warrants to purchase an aggregate of 1,204,012 shares of Series A Stock (the "Warrants"). The Shares and the Warrants are collectively referred to
            --------
herein as the "Securities". The number of Securities purchased by each Buyer is set forth in Exhibit A opposite such Buyer's name. The purchase and sale of the
             ---------
Securities is a sale of Seller's entire equity interest in Company which interest was acquired by Seller pursuant to the Assignment (as defined in
Section 6.5). Goldman hereby assigns to Buyers all of Goldman's rights under the
-----------
Amended and Restated Registration Rights Agreement (the "Registration
                                                         ------------
Agreement"), dated September 21, 2000, originally entered into between Company
---------
and Capital Consultants LLC ("CCL") as a Holder (as that term is define in the
                              ---
Registration Agreement) and Buyers hereby assume all of Goldman's obligations under the Registration Agreement.

     2.     Purchase Price. The aggregate purchase price for the Securities is
            ---------------
$200,000 (the "Purchase Price"). The allocation of the Purchase Price among
               --------------
Buyers is set forth in Exhibit A. The closing of the purchase and sale of the
                       ----------
Securities (the "Closing") will occur contemporaneously with the execution of
                 -------
this Agreement. At the Closing, each Buyer will deliver to Seller the amount of the Purchase Price set forth opposite such Buyer's name on Exhibit A by wire
                                                           ---------
transfer to an account designated by Seller or cashier's check payable to Seller, and Seller will deliver to Company, with a copy to Buyers, each certificate representing the Shares accompanied by duly completed and executed assignments separate from certificate transferring the Shares to Buyers in the allocations set forth on Exhibit A and the Warrants
                         ---------


                                        1   STOCK AND WARRANT PURCHASE AGREEMENT
accompanied by duly completed and executed assignments transferring the Warrants to Sherbrooke, Mark Capital and CGA in the allocations set forth on Exhibit A.
                                                                    ----------
Company shall, as promptly as practicable after the Closing, and in any event not more than five business days after the Closing, issue and deliver to each Buyer a stock certificate representing the number of Shares and issued and deliver to Sherbrooke, Mark Capital and CGA an instrument representing the number of Warrants purchased pursuant to this Agreement.

     3.     Company Covenants, Acknowledgements and Consents. Company desires
            -------------------------------------------------
that Buyers acquire the Shares and that Sherbrooke, Mark Capital and CGA acquire the Warrants pursuant to this Agreement and believes that Company will benefit from the transactions to be consummated pursuant to this Agreement (the "Transactions"). The parties acknowledge that Company's willingness to provide
 ------------
the covenants, acknowledgements and consents set forth in this Agreement is a material condition precedent to Seller's willingness to sell the Securities to Buyers and Buyers' willingness to purchase the Securities from Seller.

          3.1     Kicker Payments.
                  ----------------

               3.1.1 Company agrees that if at any time between the Agreement Date and October 29, 2011 Company (or any successor entity by merger or operation of law) receives any amounts (each such amount a "Gross
                                                                 -----
     Recovery") in settlement of or satisfaction of any judgment with respect to
     --------
     (each such settlement or judgment a "Settlement") claims that third parties
                                          ----------
     have infringed or otherwise violated ("Infringement Claims") issued or
                                            -------------------
     pending patents which Company owns on the Agreement Date (each a "Subject
                                                                       -------
     Patent"), regardless of whether such Gross Recovery is derived from
     ------
     litigation, arbitration, settlement, negotiation or the issuance of licenses or other permissions, Company will pay Seller with respect to each Gross Recovery (each such amount a "Kicker") an amount equal to 20% of the
                                         ------
     difference between (a) the amount of such Gross Recovery minus (b) the amount of all fees, costs and expenses incurred by Company in connection with such Gross Recovery, including all attorneys' fees (such difference, the "Net Recovery"). Notwithstanding anything to the contrary, the term
          ------------
     "Gross Recovery" shall not be deemed to include any amounts that Company
      --------------
     may receive in connection, contemporaneously or proximally, with any Settlement to the extent that such amounts are attributable to, arise out of or in settlement or satisfaction of any claims other than Infringement Claims with respect to any of the Subject Patents. Company will pay each Kicker to Seller within 90 days after actual receipt of the Net Recovery.

               3.1.2 If Company shall sell and assign any Subject Patent (each, a "Transferred Subject Patent") to a third party in a bona fide transaction
        --------------------------
     (a "Subject Patent Sale") and, at the time of the closing of such Subject
         -------------------
     Patent Sale, Company has knowledge that Infringement Claims exist with respect to such Transferred Subject Patent, then Company shall treat that portion of the consideration received in the Subject Patent Sale that is attributable to the value of the Settlement of all Infringement Claims with respect to such Transferred Subject Patent as if such amount were a Gross Recovery and pay Seller a Kicker with respect thereto within 90 days after the closing of the Subject Patent Sale and neither Company nor any assignee of such Transferred Subject Patent shall thereafter be liable to Seller for any Kicker or other payment with respect to


                                        2   STOCK AND WARRANT PURCHASE AGREEMENT
     any Settlement of any Infringement Claim with respect to such Transferred Subject Patent. Notwithstanding anything to the contrary in this Agreement, if Company shall sell and assign any Transferred Subject Patent in a Subject Patent Sale and, at the time of the closing of such Subject Patent Sale, Company had no knowledge of any Infringement Claim with respect to such Transferred Subject Patent, then no Kicker will be due with respect to such Subject Patent Sale nor with respect to any Settlement of any Infringement Claim with respect to such Transferred Subject Patent subsequent to the closing of such Subject Patent Sale.

               3.1.3 On or prior to the 45th day following each of the first seven anniversaries of the Agreement Date, the Company shall deliver to Seller a certificate (each, a "Certificate Regarding Subject Patents") in
                                    -------------------------------------
     the form of Exhibit B setting forth (i) whether or not during the year
                 ---------
     ended on the last anniversary of the Agreement Date (each a "Certificate
                                                                  -----------
     Year") the Company has asserted any Infringement Claims against any third
     ----
     parties with respect to any Subject Patents; (ii) whether or not during such Certificate Year the Company has entered into or become subject to any Settlement with respect to any Infringement Claims asserted against any third parties with respect to any Subject Patents; and (iii) whether or not during such Certificate Year Company has sold or assigned any Transferred Subject Patents in a Subject Patent Sale and whether or not at the time of the closing of each such Subject Patent Sale Company has any knowledge of any Infringement Claims with respect to such Transferred Subject Patents.

               3.1.4 A true, correct and complete list of the Subject Patents is attached hereto as Schedule 3.1. Nothing in this Section 3.1 shall be
                        ------------
     construed to obligate Company to pursue or settle any Infringement Claims.

          3.2     Warrant. Company will issue to Seller a warrant, in the form
                  --------
of Exhibit C, to purchase 956,873 shares of Common Stock of Company ("Common
   ---------                                                          ------
Stock") at a cash purchase price of $0.50 per share (the "New Warrant").
-----                                                     -----------

          3.3     Investor Rights Agreement. Company will grant to Buyers
                  --------------------------
certain rights of first offer and director designation rights in accordance with the terms of an Investor Rights Agreement in the form of Exhibit D (the
                                                         ---------
"Investor Rights Agreement"). The rights of first offer set forth in the
 -------------------------
Investor Rights Agreement shall not be triggered by the offer or issuance described in Schedule 5.9.
             -------------

          3.4     Co-Sale Rights Agreement. Buyers will grant to Seller certain
                  -------------------------
rights of co-sale with respect to transfers of shares of Common Stock pursuant to the terms of a Co-Sale Rights Agreement in the form of Exhibit E (the
                                                          ---------
"Co-Sale Agreement").
 -----------------

          3.5     Acknowledgements and Consents. Company hereby acknowledges and
                  ------------------------------
consents to the purchase and sale of the Securities pursuant to this Agreement, the Assignment and the Overbid Contract (as defined in Section 6.5), and irrevocably waives compliance with any applicable rights of refusal, options or approval requirements with respect thereto. Company hereby further acknowledges and consents to the assignment of the Registration Agreement from CCL to PNW, LLC ("PNW"), from PNW to Goldman and from Goldman to Buyers. Company does not
      ---
hereby waive any right to consent to or deny any future sale or assignment.


                                        3   STOCK AND WARRANT PURCHASE AGREEMENT

     4.     Representations and Warranties of Buyers. Each Buyer severally and
            -----------------------------------------
not jointly, and only as to itself, represents and warrants to Seller and to Company as of the Agreement Date as follows:

          4.1     Organization and Good Standing; Residence. If Buyer is an
                  ------------------------------------------
entity, Buyer is duly formed and validly existing under the laws of the State of its formation. Each Buyer is a resident of, or is headquartered with its principal office in, the state designated opposite its name in the "State" column of Exhibit A.

          4.2     Authority. This Agreement constitutes the legal, valid, and
                  ----------
binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors and except as enforceability may be limited by rules of laws governing specific performance, injunctive relief or other equitable remedies. If Buyer is an entity, Buyer has full corporate, limited liability company or partnership, as applicable, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

          4.3     No Conflict. Neither the execution and delivery by Buyer of
                  ------------
this Agreement nor the performance of Buyer's obligations hereunder will, directly or indirectly (with or without notice, lapse of time, or both): (a) if Buyer is an entity, violate any provision of Buyer's organizational documents or any resolution adopted by the board of directors, managers, partners, members or shareholders of Buyer; (b) violate any legal requirement to which Buyer is subject; or (c) violate or breach any provision, or give any person the right to declare a material default or exercise any material remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material contract as to which Buyer or any of its assets is subject.

          4.4     Investment Representations.
                  ---------------------------

               4.4.1 Buyer has been and is solely responsible for its own due diligence investigation and evaluation of the value of the Securities and Company's business, products, financial condition, viability and prospects.

               4.4.2 Buyer is able to (a) hold the Securities for an indefinite period of time, (b) bear the economic risk of the purchase of the Securities, and (c) withstand a complete loss of the value of the Securities.

               4.4.3 Buyer has obtained, to the extent Buyer deems necessary, its own personal, professional advice with respect to assessing the suitability of purchasing the Securities pursuant to this Agreement. Buyer believes that it has, either alone or with the assistance of its investment and other professional advisors, such knowledge and experience in financial, securities and business matters, that Buyer is capable of making an informed investment decision with respect to the Transactions. Buyer believes that the purchase of the Securities is suitable for Buyer based upon Buyer's investment objectives and financial needs, and Buyer has adequate means for providing for Buyer's current


                                        4   STOCK AND WARRANT PURCHASE AGREEMENT
     financial needs and personal contingencies and has no current need for liquidity in its investment in the Securities.

               4.4.4 Buyer is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act").
                                                                     --------

               4.4.5 Buyer is purchasing Securities for Buyer's own account and for investment purposes only. Buyer has no present plan or agreement to distribute, transfer, assign, sell or subdivide the Securities.

               4.4.6 Buyer is aware that the Securities have not been registered with the Securities and Exchange Commission under the 1933 Act or any state securities laws on the ground that no public offering is involved, which conclusion is based in part upon Buyer's representations. Buyer further understands and agrees that the Securities may not be offered, sold, transferred or pledged to any person in the absence of registration under the 1933 Act or an opinion of counsel satisfactory to Company that such registration is not required, except for offers, sales, transfers or pledges made in compliance with Rule 144 promulgated under the 1933 Act.

               4.4.7 Buyer confirms that neither Seller nor any of its affiliates or agents have made any representations or warranties concerning the Securities or Company other than as specifically set forth in this Agreement. With respect to Buyer's purchase of Securities, Buyer is not relying on any representations provided by Seller or any of its affiliates or agents other than as specifically set forth in this Agreement.

               4.4.8 Buyer acknowledges that Company has not filed any reports required by the 1934 Act since approximately May 2002. Buyer is not relying on any representations provided by Company or any of its affiliates or agents other than those expressly set forth in this Agreement.

          4.5     No Brokers. Buyer has not engaged and is not liable to any
                  -----------
broker or finder in connection with the Transactions. Buyer shall protect, defend, indemnify, and hold Seller and Company harmless for, from and against any and all claims, liabilities or demands with respect to Buyer's breach of this Section 4.5.

          4.6     Securities. Buyer is relying on Company to provide all
                  -----------
information and representations concerning the outstanding capitalization of Company, including Company's representations in Section 5.4. Buyer recognizes
                                                ------------
that Seller's only representations concerning the Securities are those in Sections 6.4, 6.5 and 6.6.
-------------------------

     5.     Representations and Warranties of Company. Company represents and
            ------------------------------------------
warrants to and for the benefit of Buyers as follows; provided that each
                                                      --------
representation and warranty is qualified by any exceptions set forth in the Schedules delivered to Buyer concurrently herewith; provided that a particular
                                                    --------
representation shall be deemed to be qualified by a particular item of disclosure only if, and to the extent that, the disclosure is set forth in the schedule having the number corresponding to the Section containing the representation or warranty being qualified:


                                        5   STOCK AND WARRANT PURCHASE AGREEMENT

          5.1     Organization and Good Standing. Company is a corporation duly
                  -------------------------------
formed, validly existing and in good standing under the laws of the State of Nevada and has full power and authority under applicable corporate law to own, lease and operate its properties and to carry on its business. Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its activities and of its properties makes such qualification necessary, except for those jurisdictions in which failure to be so qualified would not have a material adverse effect on Company, its business or its condition (financial or other) or materially impair the right or ability of Company to carry on its business (a "Material Adverse Effect").
 -----------------------

          5.2     Authority. Each of this Agreement, the New Warrant and the
                  ---------
Investor Rights Agreement (each a "Transaction Agreement") constitutes the
                                   ---------------------
legal, valid, and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors and except as enforceability may be limited by rules of laws governing specific performance, injunctive relief or other equitable remedies. Company has full corporate power, authority, and capacity to execute and deliver each Transaction Agreement and to perform its obligations thereunder.

          5.3     No Conflict. Neither the execution and delivery by Company of
                  -----------
the Transaction Agreements nor the performance of any of Company's obligations thereunder, will, directly or indirectly (with or without notice, lapse of time, or both): (a) violate any provision of Company's organizational documents or any resolution adopted by the Board of Directors of Company (the "Board") or the
                                                              -----
shareholders of Company (the "Shareholders"); (b) violate any legal requirement
                              ------------
to which Company is subject; (c) violate or breach any provision of, or give any person the right to declare a material default or exercise any material remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material contract as to which Company or any of its assets is subject; or (d) result in the imposition or creation of any lien upon or with respect to any of Company's assets.

          5.4     Securities. The list of Warrants and stock certificates
                  ----------
representing the Shares set forth in Schedule 6.4 as being owned by Seller is
                                     ------------
consistent with Company's shareholder records and stock ledgers. To Company's actual knowledge, other than the Securities, Seller owns no shares of capital stock of Company or any Stock Rights. To Company's actual knowledge, there are not outstanding any options, warrants, subscriptions, rights (including conversion or preemptive rights or first refusal rights) or agreements for the purchase or acquisition from Buyer of the Securities, except for this Agreement. Except as contemplated by this Agreement, Company is not a party or subject to any agreement or understanding and, to Company's actual knowledge, there is no agreement or understanding between any persons or entities, which affects or relates to the voting or giving of written consents with respect to the Securities. The Securities were validly issued, were fully paid for and are non-assessable.

          5.5     Capitalization.
                  --------------

               5.5.1 The authorized, issued and outstanding capital stock of Company is as set forth on Schedule 5.5.1. There is no capital stock of
                                --------------
     Company outstanding


                                        6   STOCK AND WARRANT PURCHASE AGREEMENT
     except as set forth in Schedule 5.5.1. No action has been taken by Company, the Board or the Shareholders to authorize or issue any other capital stock. All issued and outstanding shares of capital stock of Company have been duly authorized and validly issued, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the 1933 Act, and any relevant state securities laws, or pursuant to valid exemptions therefrom.

               5.5.2 Schedule 5.5.2 contains a list of all outstanding (i)
                     --------------
     subscriptions, options, calls, warrants or any other rights, whether or not currently exercisable, to acquire any shares of the capital stock or other securities of Company; (ii) outstanding securities, instruments or obligations that are or may become convertible into or exchangeable or exercisable for any shares of the capital stock or other securities of Company; and (iii) contracts pursuant to which Company is or may become obligated to sell or otherwise issue any shares of its capital stock or other securities (each, a "Stock Right").

               5.5.3 Company has no obligation, contingent or otherwise, to purchase, redeem or otherwise acquire any capital stock, Stock Right or other security or to pay any dividend or make any distribution in respect thereof.

               5.5.4 There are no outstanding stock appreciation, phantom stock or similar rights with respect to Company.

          5.6     Financial Statements. Company has delivered to each Buyer its
                  --------------------
balance sheet as of August 6, 2004 (the "Balance Sheet"). The Balance Sheet
                                         -------------
fairly presents the consolidated financial condition of Company as of August 4, 2004. Except as set forth in the Balance Sheet or referenced in this Agreement, Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to August 4, 2004, and (ii) obligations under contracts and commitments incurred in the ordinary course of business which, in both cases, individually or in the aggregate, are not material to the financial condition of Company.

          5.7     Patents, Trademarks, Copyrights. To the best of its knowledge,
                  -------------------------------
Company has sufficient title and ownership of or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, processes, formulae, trade secrets, customer lists, information, proprietary rights and know how (collectively, "Intellectual Property") necessary to the
                                    ---------------------
conduct of its business as currently conducted, and no claim is pending or, to Company's knowledge, threatened to the effect that the operations of Company infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and to Company's knowledge there is no basis for any such claim (whether or not pending or threatened). Other than as set forth on Schedules 5.7, Company is not obligated to make any payments by way of
-------------
royalties, fees or otherwise to any owner or licensor of any patent, trademark, trade name, copyright, trade secret or other intangible asset, with respect to the use thereof or in connection with the conduct of its business, or otherwise. Except as set forth on the Schedule 5.7, Company has not granted to any third
                           ------------
party any option, license or other right of any kind to its Intellectual Property. Company has not received any communications alleging that it has violated or, by


                                        7   STOCK AND WARRANT PURCHASE AGREEMENT
conducting its business as proposed, would violate any Intellectual Property rights of any other person or entity. Company is not aware of any violation or infringement by a third party of any of its Intellectual Property. Each patent and patent application owned by Company is set forth on Schedule 3.1.
                                                        ------------

          5.8     Litigation, Etc. Except as set forth on Schedule 5.8, there is
                  ----------------                        ------------
no action, suit, proceeding or investigation pending or, to Company's knowledge, threatened, against Company or, to its knowledge, its officers, directors, employees or stockholders, as such, including any which questions the validity of this Agreement, the Investor Rights Agreement or the New Warrant, or the right of Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might cause, either individually or in the aggregate, a Material Adverse Effect. The foregoing includes to Company's knowledge, actions pending or threatened involving the prior employment of any of Company's employees or consultants, their use in connection with Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Company is not a party to any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by Company currently pending or which Company intends to initiate. Company is not in default with respect to any order, writ, injunction or decree known to or served upon Company of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

          5.9     Brokers. Company has not agreed or become obligated to pay, or
                  --------
has taken any action that might result in any person or entity claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with the Transactions, except as disclosed in
Schedule 5.9.
-------------

     6.     Representations and Warranties of Seller. Seller represents and
            -----------------------------------------
warrants to each Buyer and Company as follows:

          6.1     Organization and Good Standing. Seller is duly formed and
                     ----------------------------
validly existing under the laws of the State of New York.

          6.2     Authority. Each Transaction Agreement constitutes the legal,
                  ----------
valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors and except as enforceability may be limited by rules of laws governing specific performance, injunctive relief or other equitable remedies. Seller has full power, authority, and capacity to execute and deliver each Transaction Agreement and to perform its obligations thereunder.

          6.3     No Conflict. Neither the execution and delivery by Seller of
                  ------------
the Transaction Agreements nor the performance of Seller's obligations thereunder will, directly or indirectly (with or without notice, lapse of time, or both): (a) violate any provision of Seller's organizational documents or any resolution adopted by the its partners; (b) violate any legal requirement to which Company is subject; (c) violate or breach any provision of, or give any person the right to declare a material default or exercise any material remedy under, or to


                                        8   STOCK AND WARRANT PURCHASE AGREEMENT
accelerate the maturity or performance of, or to cancel, terminate, or modify, any material contract as to which Company or any of its assets is subject; or
(d) result in the imposition or creation of any lien upon or with respect to any of Seller's assets.

          6.4     Ownership of Securities. The Shares are represented by the
                  ------------------------
certificates listed on Schedule 6.4 and the Warrants are represented by the
                       ------------
warrants listed on Schedule 6.4. Seller owns and has good and marketable title
                   -------------
to the Securities free and clear of all liens, claims, restrictions on transfer, pledges, security interests or other encumbrances. The foregoing representation and warranty is based on (a) the assumption that the Securities were acquired by PNW free and clear of any liens, claims, restrictions on transfer, pledges, security interests or other encumbrances (collectively "Liens") pursuant to the
                                                        -----
Overbid Contract, and (b) the fact that (i) neither PNW nor Seller has placed any Liens or allowed any person or entity to place any Liens on the Securities since PNW acquired the Securities pursuant to the Overbid Contract and (ii) Seller has no knowledge of any Liens on the Securities. Seller is not a party or subject to any agreement or understanding which affects or relates to the voting, transfer or giving of written consents with respect to the Securities.

          6.5     Acquisition of Securities. PNW, a Delaware limited liability
                  --------------------------
company and an indirect wholly-owned subsidiary of Goldman Sachs Group, Inc., a Delaware corporation of which Seller is a subsidiary, acquired the Securities from Thomas F. Lennon, Receiver of Capital Consultants, LLC, an Oregon limited liability company in the cases of Securities and Exchange Commission v. Capital Consultants, LLC, et al. (Case No. 00-1290-KI) and Elaine L. Chow, Secretary of Department of Labor v. Capital Consultants, LLC, et al. (Case No. 00-1291-KI) (the "Receiver") as assignee of MTGLQ Investors, LP's right to purchase the
      --------
Securities pursuant to the Overbid Purchase Contract, dated January 24, 2002 (the "Overbid Contract"), between MTGLQ Investors, LP and the Receiver, which
      ----------------
Overbid Contract was approved by U.S. District Court Judge King on January 24, 2002. Seller purchased the Securities from PNW in consideration of $1.00 pursuant to the Assignment, dated February 6, 2002, by PNW to Seller (the "Assignment").
 ----------

          6.6     No Adverse Claims. Upon Buyers' acquiring possession of the
                  ------------------
Securities and paying the purchase price therefor pursuant to this Agreement, each Buyer (assuming that such Buyer does not have notice of any "adverse claim," within the meaning of Section 8-105 of the Uniform Commercial Code, to the Securities acquired by such Buyer) will acquire good and marketable title to the Securities purchased by Buyer pursuant to this Agreement and will acquire such Securities (including all rights that Seller had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of Section 8-102 of the Uniform Commercial Code. The foregoing representation and warranty is based on (a) the assumption that the Securities were acquired by PNW free and clear of any adverse claim within the meaning of
Section 8-102 of the Uniform Commercial Code pursuant to the Overbid Contract and (b) the fact that Seller has no notice of any adverse claim within the meaning of Section 8-105 of the Uniform Commercial Code.

          6.7     No Obligations to Seller. Other than the Company's obligations
                  -------------------------
and covenants to Seller pursuant to the New Warrant, the Co-Sale Agreement and this Agreement, Company is not indebted or otherwise liable to or obligated to perform any covenant for the benefit of Seller or any of its affiliates pursuant to any agreement, oral or written, or otherwise,


                                        9   STOCK AND WARRANT PURCHASE AGREEMENT
regardless of whether or not such indebtedness, liability or obligation unmatured, unaccrued, unasserted, contingent, indirect, conditional, due or implied.

          6.8     Due Diligence. Seller has been and is solely responsible for
                  --------------
its own due diligence investigation and evaluation of the value of the Securities and Company's business, products, financial condition, viability and prospects.

          6.9     No Other Representations and Warranties. Seller confirms that
                  ----------------------------------------
neither Seller nor any of its affiliates or agents have made any representations or warranties concerning the Securities or Company other than as specifically set forth in this Agreement. With respect to Buyer's purchase of Securities, Seller is not relying on any representations provided by Buyer or any of its affiliates or agents other than Buyer's representations and warranties in this Agreement.

          6.10     No Brokers. Seller has not engaged and is not liable to any
                   -----------
broker or finder in connection with this Agreement and the transactions contemplated hereby. Seller shall protect, defend, indemnify, and hold Buyers and Company harmless for, from and against any and all claims, liabilities or demands with respect to any commissions, fees or other compensation asserted as a result of Seller's actions in connection with this Agreement.

     7.     General Provisions.
            -------------------

          7.1     Further Assurances. Each party shall execute or cause to be
                  -------------------
delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the Transactions.

          7.2     Binding Effect. This Agreement and the transactions and other
                  ---------------
agreements contemplated hereby will be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, administrators, successors, and permitted assigns.

          7.3     Governing Law. This Agreement will be governed by and
                  --------------
construed in accordance with the laws of the State of Oregon.

          7.4     Entire Agreement. The Transaction Agreements contain the
                  -----------------
entire agreement with respect to the transactions contemplated by this Agreement and supersede all prior and contemporaneous agreements between or among the parties with respect to such transactions.

          7.5     Amendment. This Agreement may not be modified or amended
                  ----------
except by the written agreement of the party against whom enforcement is sought.

          7.6     Severability. If any term or provision of this Agreement is
                  -------------
found by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement will not be affected thereby, and each term or provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.


                                       10   STOCK AND WARRANT PURCHASE AGREEMENT

          7.7     Waiver. Failure of any party at any time to require
                  -------
performance of any provision of this Agreement will not limit such party's right to enforce such provision, nor will any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself.

          7.8     Attorneys' Fees. If a suit, action, or other proceeding of any
                  ----------------
nature whatsoever (including any proceeding under the U.S. Bankruptcy Code) is instituted to enforce or interpret any provision of this Agreement or in connection with any dispute hereunder, the prevailing party will be entitled to recover such amount as the court may adjudge reasonable as attorneys' fees and all other fees, costs, and expenses of litigation at trial or any appeal or review, in addition to all other amounts provided by law.

          7.9     Counterparts and Facsimile Delivery. This Agreement may be
                  ------------------------------------
executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile transmission shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party who requests it.

          7.10     Further Assurances. From time to time, upon request of either
                   -------------------
party, the other party will execute, acknowledge, and deliver such documents and undertake such actions as may be reasonably requested in order to fulfill the transactions contemplated by this Agreement.

          7.11     Independent Nature of Buyers' Obligations and Rights. The
                   -----------------------------------------------------
obligations of each Buyer under the Transaction Agreements are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any such agreement. Nothing contained in any Transaction Agreement, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions to be consummated pursuant to the Transaction Agreements. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of the Transaction Agreements, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer represents that it has been represented by its own separate legal counsel in its review and negotiation of the Transaction Agreements. For reasons of administrative convenience only, Buyers acknowledge and agree that they and their respective counsel have chosen to communicate with Seller, Company and their respective counsel through Bingham McCutchen LLP ("Bingham"), but neither
                                                         -------
Bingham nor Seller's or Company's counsel represent any of Buyers in this transaction, except that Bingham represents Sherbrooke and Mark Capital.

          7.12     Independent Nature of Company and Seller Obligations and
                   --------------------------------------------------------
Rights. The obligations of Company and Seller under the Transaction Agreements
-------
are several and not joint, and neither shall be responsible in any way for the performance of the obligations of the other under any such agreement. Seller shall not be liable to Buyers for any breach of a representation, warranty or covenant of Company under any of the Transaction Agreements.


                                       11   STOCK AND WARRANT PURCHASE AGREEMENT

          7.13     Construction.
                   -------------

               7.13.1 For purposes of this Agreement, whenever the context requires: the singular number shall include the plural and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

               7.13.2 The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

               7.13.3 Except as otherwise indicated, all references in this Agreement to "Sections," "Schedules" and "Exhibits" are intended to refer to Sections of, Schedules to and Exhibits to this Agreement.


          7.14     Waiver of Protective Provision.  Seller and Buyer consent to
                   -------------------------------
Company's actions pursuant to this Agreement notwithstanding the provisions  of
Section 4.3.4.2 of Company's Amended and Restated Articles of Incorporation.
In addition, Seller and Buyer consent to the issuance by Company of the warrants described in Schedule 5.9.
             -------------

          7.15     Waiver of Filing Requirement.   Seller and Buyer irrevocably
                   -----------------------------
waive and release Company from its obligations under Section 7 of the Registration Agreement for the period April 1, 2002 through the Agreement Date.

          7.16     Notices, Etc. All notices and other communications required
                   -------------
or permitted hereunder shall be in -writing and shall be deemed given and served for all purposes when personally delivered, three business days after a writing is deposited in the United States mail, first class postage prepaid, or one business day after a writing is deposited with a nationally recognized overnight courier service for overnight delivery, delivery fees prepaid to the address set forth below, or to such other address as such party shall have specified in a written notice given to the other parties hereto:


     (a)  if to a Buyer, to such Buyer's address on file with the Company,

     (b)  if to the Company:

                         A-Fem  Medical  Corporation
                         P.O. Box 2900
                         Wilsonville, OR 97070
                         Attention: William Fleming

     (c)  if to Seller:

                         Goldman, Sachs & Co.
                         85 Broad Street
                         New York, NY 10004
                         Attention: Lance West, Managing Director

                                       12   STOCK AND WARRANT PURCHASE AGREEMENT
     with a copy to:

                         Obsidian Finance Group, LLC
                         PO Box 3510
                         12 River Road
                         Sunriver, OR 97707
                         Attention: Kevin D. Padrick

       [Balance of page intentionally left blank. Signature page follows.]


                                       13   STOCK AND WARRANT PURCHASE AGREEMENT

     The parties have executed this Stock and Warrant Purchase Agreement as of the date first above written.

A-FEM MEDICAL CORPORATION              GOLDMAN, SACHS & CO.

By:                                    By:
   ----------------------------------     ----------------------------------
Name:                                  Name:
     --------------------------------       --------------------------------
Its:                                   Its:
    ---------------------------------      ---------------------------------

SHERBROOKE PARTNERS, LLC               MARK CAPITAL, LLC

By:                                    By:
   ----------------------------------     ----------------------------------
      Matthew Balk, Managing Member          Evan Levine, Managing Member



-------------------------------------  -------------------------------------
MATTHEW BALK CUST FOR DAVID BALK       MATTHEW BALK CUST FOR DANIEL BALK

-------------------------------------  -------------------------------------
EVAN LEVINE CUST FOR NATHANIEL LEVINE  EVAN LEVINE CUST FOR ALEXANDER LEVINE

-------------------------------------  -------------------------------------
RICHARD MELNICK                        JOAN ROBBINS

-------------------------------------  -------------------------------------
JONATHAN BALK                          ERIC SINGER

-------------------------------------  -------------------------------------
EVAN LEVINE FBO JULIA SELENKO          EVAN LEVINE FBO MAX SELENKO

-------------------------------------  -------------------------------------
EVAN LEVINE FBO KEIRA MEZEI            EVAN LEVINE FBO REECE MEZEI

DAVID AND MARILYN BALK JTWROS          ROBERT J. & SANDRA S. NEBORSKY JTWROS

   ----------------------------------     ----------------------------------
   David Balk                             Robert J. Neborsky

   ----------------------------------     ----------------------------------
   Marilyn Balk                           Sandra S. Neborsky

-------------------------------------  -------------------------------------
CRAIG PIERSON                          ETHAN BALK

-------------------------------------  -------------------------------------
MICHAEL KOOPER                         BRIAN CORDAY

CGA RESOURCES, LLC
                                       -------------------------------------
                                       MICHAEL LOWE
By:
   ----------------------------------
    Cass Gunther Adelman, Sole Member


           SIGNATURE PAGE TO THE STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT A
                                       TO
                      STOCK AND WARRANT PURCHASE AGREEMENT


                                 LIST OF BUYERS


-----------------------------------------------------------------------------------
                                                                    ALLOCATION OF
              BUYER                    STATE    SHARES    WARRANTS  PURCHASE PRICE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Mark Capital, LLC                      CA     1,750,000    642,006  $     46,715.64
-----------------------------------------------------------------------------------
Sherbrooke Partners, LLC               NY     1,750,000    462,006  $     46,715.64
-----------------------------------------------------------------------------------
CGA Resources, LLC                     NY       700,000    100,000  $     18,686.26
-----------------------------------------------------------------------------------
Richard Melnick                        CO       375,000          0  $     10,010.50
-----------------------------------------------------------------------------------
Matthew Balk cust for Daniel Balk      NY       300,000          0  $      8,008.40
-----------------------------------------------------------------------------------
Matthew Balk cust for David Balk       NY       300,000          0  $      8,008.40
-----------------------------------------------------------------------------------
David and Marilyn Balk JTWROS          NY       275,000          0  $      7,341.03
-----------------------------------------------------------------------------------
Jonathan Balk                          NY       250,000          0  $      6,673.67
-----------------------------------------------------------------------------------
Evan Levine cust for Nathaniel Levine  CA       250,000          0  $      6,673.67
-----------------------------------------------------------------------------------
Evan Levine cust for Alexander Levine  CA       250,000          0  $      6,673.67
-----------------------------------------------------------------------------------
Michael Lowe                           NY       200,000          0  $      5,338.93
-----------------------------------------------------------------------------------
Robert J. & Sandra S. Neborsky JTWROS  CA       200,000          0  $      5,338.93
-----------------------------------------------------------------------------------
Brian Corday                           GA       200,000          0  $      5,338.93
-----------------------------------------------------------------------------------
Craig Pierson                          FL       200,000          0  $      5,338.93
-----------------------------------------------------------------------------------
Eric Singer                            NY       192,135          0  $      5,128.98
-----------------------------------------------------------------------------------
Joan Robbins                           CA       100,000          0  $      2,669.47
-----------------------------------------------------------------------------------
Ethan Balk                             MA       100,000          0  $      2,669.47
-----------------------------------------------------------------------------------
Evan Levine FBO Julia Selenko          CA        25,000          0  $        667.37
-----------------------------------------------------------------------------------
Evan Levine FBO Max Selenko            CA        25,000          0  $        667.37
-----------------------------------------------------------------------------------
Evan Levine FBO Keira Mezei            CA        25,000          0  $        667.37
-----------------------------------------------------------------------------------
Evan Levine FBO Reece Mezei            CA        25,000          0  $        667.37
-----------------------------------------------------------------------------------

                              TOTALS:         7,492,135  1,204,012  $    200.000.00
                                              =========  =========  ===============

                                    EXHIBIT B
                                       TO
                      STOCK AND WARRANT PURCHASE AGREEMENT

                      CERTIFICATE REGARDING SUBJECT PATENTS

                                    EXHIBIT C
                                       TO
                      STOCK AND WARRANT PURCHASE AGREEMENT

                        WARRANT TO PURCHASE COMMON STOCK

                                    EXHIBIT D
                                       TO
                      STOCK AND WARRANT PURCHASE AGREEMENT

                            INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT E
                                       TO
                      STOCK AND WARRANT PURCHASE AGREEMENT

                            CO-SALE RIGHTS AGREEMENT